Jan. 02, 2018
Prospectus Supplement

John Hancock Funds II

Supplement dated January 2, 2018 to the current Class NAV share prospectus (the "Prospectus")

Small Cap Growth Fund (the "fund")

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus.

At its meeting held on December 12–14, 2017, the Board of Trustees of John Hancock Funds II approved revisions to the fund's 80% investment policy of investing in small cap companies, as set forth below, that will take effect on or about February 12, 2018. Pursuant to these revisions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies.

Effective on or about February 12, 2018, the Prospectus is hereby amended as follows:

In the "Principal investment strategies" section, the first paragraph is revised and restated as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of small cap companies. For the purposes of the fund, "small cap companies" are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index (approximately $6.7 billion as of October 31, 2016) or the S&P Small Cap 600 Index (approximately $3.8 billion as of October 31, 2016).

Also, effective on or about February 12, 2018, the fund is changing its name to Small Cap Stock Fund. Accordingly, all references to Small Cap Growth Fund will be changed to reflect the fund's new name.